UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: March 3, 2009


                          TOMBSTONE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


Colorado                           333-138184             51-0431963
-------------------------------- ------------------ -------------------
(State or other jurisdiction of (Commission File  (IRS Employer Identification
 incorporation)                      Number)                         Number)

                 2400 Central Avenue, Suite G, Boulder, CO 80301
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                  303-684-6644
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 - Unregistered Sales of Equity Securities.

     The Company authorized and approves the issuance of 140,000 shares of restricted stock to Indis Baltic, for contractual obligations under the May 15, 2008 OIE Intellectual Property Transfer Agreement.



                                          TOMBSTONE CARDS, INC.


                                          By:  /s/ Neil A. Cox
                                               --------------------------------
                                              Neil A. Cox, Chairman and Chief
                                              Financial Officer


                                          Date: March 5, 2009